UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2023

 TFF PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39102	82-4344737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1751 River Run, Suite 400 Fort Worth, Texas 76107
(Address of principal executive offices)

(817) 438-6168
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.001	TFFP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 8, 2023, TFF Pharmaceuticals, Inc. held a Special Meeting of Stockholders, for the purposes of approving and adopting an amendment (the “Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000.

Our shareholders approved the Amendment, with shares voted as follows:

For	21,962,195
Against	1,461,848
Abstain	43,773

There was one broker non-vote on the approval of the Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFF PHARMACEUTICALS, INC.

Dated: February 9, 2023	/s/ Kirk Coleman
Kirk Coleman,
Chief Financial Officer